UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Joshua A. Snively, Executive Vice President Operations

On March 16, 2018 the Company and Mr. Joshua Snively entered into an Employment Agreement (the “Snively Employment Agreement”), pursuant to which Mr. Snively will continue to serve as Executive Vice President Operations of the Company.

The Snively Employment Agreement (i) provides for a term of employment until the earlier of (1) December 31, 2020, (2) Mr. Snively’s resignation with or without Good Reason (as defined in the Snively Employment Agreement) or Mr. Snively’s death or disability, or (3) termination by the Company with or without Cause (as defined in the Snively Employment Agreement); and (ii) provides that, upon termination of Mr. Snively’s employment by the Company without Cause or by Mr. Snively with Good Reason prior to the end of the term of employment and subject to the satisfaction of certain other specified conditions, Mr. Snively will be entitled to receive severance compensation in an amount equal to 150% of the sum of his annual base salary and target bonus, payable at the end of each of the nine full calendar months following the execution and effectiveness of a release agreement and in an amount equal to one-ninth of such severance compensation.

Pursuant to the Snively Employment Agreement, Mr. Snively will earn an annual base salary of $490,000, effective October 1, 2017 and was granted 75,000 shares of restricted stock of the Company pursuant to a Restricted Stock Agreement as described below. In addition to the foregoing, Mr. Snively will be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan and performance unit plan and reimbursement for certain expenses. The description of the Snively Employment Agreement is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.1 to this Form 8-K, which is incorporated by reference.

Appointment of H. Richard Walton as Chief Accounting Officer and Employment Agreement

Also on March 16, 2018, the Company appointed H. Richard Walton as its Chief Accounting Officer, and he will serve as the Company’s principal accounting officer. The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K, as applicable, is disclosed in the Company’s Current Report on Form 8-K filed on February 17, 2017, which information and descriptions are incorporated herein by reference.

In addition, on March 16, 2018, the Company and Mr. Walton entered into an Employment Agreement (the “Walton Employment Agreement”), pursuant to which Mr. Walton will serve as Chief Accounting Officer of the Company.

The Walton Employment Agreement (i) provides for a term of employment until the earlier of (1) December 31, 2019, (2) Mr. Walton’s resignation with or without Good Reason (as defined in the Walton Employment Agreement) or Mr. Walton’s death or disability, or (3) termination by the Company with or without Cause (as defined in the Walton Employment Agreement); and (ii) provides that, upon termination of Mr. Walton’s employment by the Company without Cause or by Mr. Walton with Good Reason prior to the end of the term of employment and subject to the satisfaction of certain other specified conditions, Mr. Walton will be entitled to receive severance compensation in an amount equal to 100% of the sum of his annual base salary and target bonus if termination occurs within one year of the effective date of the Walton Employment Agreement, reducing to 75% of the sum of his annual salary and target bonus if termination occurs thereafter, payable at the end of each of the nine full calendar months following the execution and effectiveness of a release agreement and in an amount equal to one-ninth of such severance compensation.

Pursuant to the Walton Employment Agreement, Mr. Walton will earn an annual base salary of $375,000 and was granted 30,000 shares of restricted stock of the Company pursuant to a Restricted Stock Agreement as described below. In addition to the foregoing, Mr. Walton will be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan and performance unit plan and reimbursement for certain expenses. The description of the Walton Employment Agreement is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.2 to this Form 8-K, which is incorporated by reference.

Appointment of Matthew B. Marietta as Executive Vice President of Finance and Corporate Development and Employment Agreement

Also on March 16, 2018, Matthew B. Marietta, 31, was appointed Executive Vice President of Finance and Corporate Development, and will serve as the Company’s principal financial officer. Previously, Mr. Marietta served as Senior Vice President of Corporate Development and Investor Relations since March 2017. Prior to joining Flotek, Mr. Marietta led the oilfield services equity research team at Stephens, Inc. from 2011 through March 2017. Prior to his work at Stephens, Inc., Mr. Marietta served as a Financial Planning & Analysis Analyst at Exterran. Mr. Marietta graduated from Texas Christian University and holds a degree in Finance.

Mr. Marietta has not been involved in any related transactions or relationships with the Company that would require disclosure under Item 404(a) of Regulation S-K.

On March 16, 2018 the Company and Mr. Marietta entered into an Employment Agreement (the “Marietta Employment Agreement”), pursuant to which Mr. Marietta will serve as Executive Vice President of Finance & Corporate Development.

The Marietta Employment Agreement (i) provides for a term of employment until the earlier of (1) December 31, 2020, (2) Mr. Marietta’s resignation with or without Good Reason (as defined in the Marietta Employment Agreement) or Mr. Marietta’s death or disability, or (3) termination by the Company with or without Cause (as defined in the Marietta Employment Agreement); and (ii) provides that, upon termination of Mr. Marietta’s employment by the Company without Cause or by Mr. Marietta with Good Reason prior to the end of the term of employment and subject to the satisfaction of certain other specified conditions, Mr. Marietta will be entitled to receive severance compensation in an amount equal to 150% of the sum of his annual base salary and target bonus if termination occurs within one year of the effective date of the Marietta Employment Agreement, reducing to 100% of the sum of his annual salary and target bonus if termination occurs thereafter, payable at the end of each of the nine full calendar months following the execution and effectiveness of a release agreement and in an amount equal to one-ninth of such severance compensation.

Pursuant to the Marietta Employment Agreement, Mr. Marietta will earn an annual base salary of $335,000 effective as of January 1, 2018 and was granted 60,000 shares of restricted stock of the Company pursuant to a Restricted Stock Agreement as described below. In addition to the foregoing, Mr. Marietta will be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan and performance unit plan and reimbursement for certain expenses. The description of the Marietta Employment Agreement is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.3 to this Form 8-K, which is incorporated by reference.

Compensatory Arrangements of Certain Officers

On March 16, 2018, the Compensation Committee (the “Compensation Committee”) of the board of directors of the Company (the “Board”) approved base salaries for certain of the executive officers of the Company effective as of January 1, 2018 and, in order to provide appropriate incentives to work towards the continued growth and success of the Company, adopted a Management Incentive Plan (the “2018 MIP”) with respect to certain of its senior executive officers.

The 2018 MIP provides for the payment of cash bonuses to management personnel selected by the Compensation Committee, including all of the named executive officers. These bonuses are expressed as a percentage of each participant’s 2018 annual base salary (the “Target Bonus Percentage”). The Target Bonus Percentage for the President, Chief Executive Officer and Chairman is 110% of base salary. The range for other participants is 50% to 95% of base salary. The table below sets forth the 2018 Target Bonus Percentage for purposes of the 2018 MIP for the Company’s executive officers, including the principal executive officer, the principal financial officer, the principal accounting officer and the other executive officers of the Company.

Bonuses under the 2018 MIP are made up of three separate parts: a bonus based on Earnings Before Interest, Taxes, Depreciation and Amortization (the “EBITDA Bonus”), a bonus based on revenues (the “Revenue Bonus”) and a bonus based on the achievement of certain goals set by the Compensation Committee for each participant (the “Goal Bonus”).

The EBITDA Bonus accounts for 45% of the total bonus potentially payable under the MIP. The EBITDA Bonus is based on the Company’s 2018 Adjusted EBITDA. “Adjusted EBITDA” means the consolidated EBITDA of the Company, excluding the results from any operations considered discontinued operations for GAAP purposes, plus any amounts deducted in computing EBITDA with respect to noncash stock compensation and the MIP. The Compensation Committee has discretion to equitably adjust Adjusted EBITDA for other noncash and/or nonrecurring charges not directly related to the ongoing operations of the Company and the effect of any acquisition or disposition of any assets and/or lines of business or the impact of any extraordinary or nonrecurring items. Depending on the performance of the Company’s 2018 Adjusted EBITDA, a percentage (ranging from 0-200%) will be applied to each participant’s Target Bonus Percentage (the “EBITDA Bonus Percentage”). The EBITDA Bonus of a participant shall equal 45% of the EBITDA Bonus Percentage of the participant, multiplied by the annual salary as of the date that the MIP becomes applicable to the participant.

The Revenue Bonus accounts for 35% of the total bonus potentially payable under the MIP. The Revenue Bonus is based on the performance of the Company’s “Revenue.” Revenue is consolidated revenue, as determined pursuant to GAAP, excluding the results from any operations considered discontinued operations for GAAP purposes. The Compensation Committee has the discretion to equitably adjust Revenue to reflect the effect of any acquisition or disposition of any assets and/or lines of business and other extraordinary, nonrecurring items. Similar to the EBITDA Bonus, depending on the performance of the Company’s Revenues, a percentage (ranging from 0-200%) will be applied to each participant’s Target Bonus Percentage (the “Revenue Bonus Percentage”). The Revenue Bonus of a participant shall equal 35% of the Revenue Bonus Percentage of the participant, multiplied by the annual salary as of the date that the MIP becomes applicable to the participant.

The Goal Bonus accounts for 20% of the total bonus potentially payable under the MIP. The Compensation Committee shall, on or before March 31, 2018, inform the participant in writing of the goals which the Compensation Committee has established as being the criteria to be met by the participant in order to receive his/her Goal Bonus. The Compensation Committee may establish more than one goal for the participant and may allocate the Goal Bonus of that participant among the goals. The Goal Bonus (or a part thereof) shall be payable to the participant if the Compensation Committee determines, in its discretion, that the goal(s) that the Compensation Committee has determined to be applicable to that participant for that Goal Bonus has been achieved by the participant. The Goal Bonus shall equal 20% of the Goal Bonus Percentage of that participant, multiplied by the annual base salary of the participant as of the date that the MIP becomes applicable to the participant. The Goal Bonus percentage ranges between 0% and 200% depending on the level of achievement by the individual participant.

The table below sets forth the 2018 annual base salary and potential awards under the 2018 MIP for the Company’s executive officers, including the principal executive officer, the principal financial officer and the other executive officers of the Company.

Executive Officer	2018 Base Annual Salary	2018 Target Bonus Percentage of Salary For Purpose of Cash Bonuses under the 2018 MIP
John Chisholm* Chairman, President and Chief Executive Officer	$860,000	110%
Joshua A. Snively, Executive Vice President Operations	$490,000	95%
Matthew B. Marietta, Executive Vice President of Finance and Corporate Development	$335,000	80%
H. Richard Walton, Chief Accounting Officer	$375,000	75%

* A portion of Mr. Chisholm’s compensation is payable to companies controlled by Mr. Chisholm pursuant to the Fifth Amended and Restated Service Agreement, as amended, by and between the Company and such companies controlled by Mr. Chisholm. On February 13, 2017, the Board authorized the Company to enter into a letter agreement with Protechnics II, Inc. and Chisholm Management, Inc. to amend that certain Fifth Amended and Restated Service Agreement with such parties pursuant to which the compensation payable to such parties, which relates to the services provided by John Chisholm as Chairman, President and Chief Executive Officer of the Company, is increased to $810,000 effective as of January 1, 2017. This compensation amount is included in the base annual salary amount indicated above for Mr. Chisholm. The description of the letter agreement is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on February 17, 2017, which is incorporated by reference.

Restricted Stock Agreements

Pursuant to the Restricted Stock Agreements entered into in connection with the Marietta and Snively Employment Agreements (the “Marietta and Snively Restricted Stock Agreements”), the restricted stock awards (the “RSAs”) granted thereunder will vest annually in three equal installments, with one-third vesting on December 31, 2018 (the “Initial Vesting Date”), one-third vesting on the first anniversary of the Initial Vesting Date and one-third vesting on the second anniversary of the Initial Vesting Date.

Any unvested RSAs will immediately vest in the following instances: (i) a Change of Control, (ii) the death of the grantee, (iii) the Disability of the grantee, or (iv) a termination by the grantee for Good Reason which occurs within 12 months following a Change of Control (each term as defined in the Marietta and Snively Restricted Stock Agreements).

The foregoing description of the Marietta and Snively Restricted Stock Agreements in this Item 5.02 is qualified in its entirety by reference to the full text of the Form of Marietta and Snively Restricted Stock Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Pursuant to the Restricted Stock Agreement entered into in connection with the Walton Employment Agreement (the “Walton Restricted Stock Agreement”), the RSAs granted thereunder will vest in two equal installments with one-half vesting on the Initial Vesting Date and the remaining one-half vesting on the first anniversary of the Initial Vesting Date.

Any unvested RSAs will immediately vest in the following instances: (i) a Change of Control, (ii) the death of the grantee, (iii) the Disability of the grantee, or (iv) a termination by the grantee for Good Reason which occurs within 12 months following a Change of Control (each term as defined in the Walton Restricted Stock Agreement).

The foregoing description of the Walton Restricted Stock Agreement in this Item 5.02 is qualified in its entirety by reference to the full text of the Walton Restricted Stock Agreement, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Snively Employment Agreement dated effective March 16, 2018

10.2	Walton Employment Agreement dated effective March 16, 2018

10.3	Marietta Employment Agreement dated effective March 16, 2018

10.4	Form of Marietta and Snively Restricted Stock Agreement

10.5	Form of Walton Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: March 22, 2018	/s/ Matthew B. Marietta
Matthew B. Marietta
Executive Vice President of Finance and Corporate Development